PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2023
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

7. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following:

	As of December 31,
	2022	2023

Motor vehicles	$2	$2
Office and computer equipment	829	199
Leasehold improvements	31	24
Sub-total	862	225
Less: accumulated depreciation	(586)	(219)
Total	$276	$6

For the years ended December 31, 2021, 2022 and 2023, depreciation expenses from continuing operations were $231 and $206, $3, respectively, which were recorded in cost of revenues, selling and marketing expenses, general and administrative expenses and research and development expenses.

The Group performed impairment test on the property and equipment, and there is no impairment loss from continuing operations for the years ended December 31, 2021, 2022 and 2023, respectively.